Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:

Jeffrey S. Musser	Bradley S. Powell Geoffrey Buscher
President and Chief Executive Officer    Senior Vice President and Chief Financial Officer        Director - Investor Relations
(206) 674-3433     (206) 674-3412                    (206) 892-4510

FOR IMMEDIATE RELEASE
EXPEDITORS REPORTS FOURTH QUARTER 2015 EPS OF $0.61 PER SHARE 1

SEATTLE, WASHINGTON - February 23, 2016, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced fourth quarter 2015 financial results including the following highlights compared to the same quarter of 2014:

•	Diluted Net Earnings Attributable to Shareholders per share increased 20% to $0.61

•	Net Earnings Attributable to Shareholders increased 15% to $114 million

•	Operating Income increased 13% to $178 million

•	Net Revenues[2] increased 3% to $536 million and yields expanded 426 basis points to 33.6%

•	Airfreight tonnage volume decreased (1)% and ocean container volume decreased (2)%.

•	Revenues decreased (10)% to $1.6 billion

“As the strength of our results show, we have adapted well to a rapidly changing environment to produce net revenue yields that are among the best in our history," commented Bradley S. Powell, Senior Vice President and Chief Financial Officer. "We generated these strong results even though both air and ocean volume growth softened in the latter part of the year, and average sell rates came under pressure. Despite those dynamics, our people proved adept at taking advantage of opportunistic buy rates to increase operating profit and produce a fourth quarter operating income to net revenue margin in excess of 33%. In the fourth quarter, we continued to benefit from available ocean and air carrier capacity and favorable spot market buying opportunities, even as our revenues declined on lower average sell rates and volumes, as a result of slower market conditions. It’s no surprise that global uncertainty has made an increasingly interconnected marketplace more unpredictable, and we expect rate volatility to continue for some time. Looking forward, we are aware of the uncertainties and challenges with the global economy and global trade, and how they may impact the comparisons to our 2015 financial results.”

Jeffrey S. Musser, President and Chief Executive Officer, added, “The best year in the Company’s history doesn’t happen by accident. Throughout 2015, we further implemented our strategic plan to align more closely with opportunities and focus on growing our businesses. While we believe we benefited in the first half of the year from some unquantifiable increase in airfreight because of the West Coast labor dispute, we were adversely impacted by a softening in rates and volumes in the second half of the year. These shifting dynamics required our people to do what they do best, which is drive efficiency while providing the highest level of customer service. Through their efforts, we demonstrated how we are able to expand our margins by going after profitable business and gaining market share. I couldn’t be more proud of the energy and the entrepreneurial spirit at Expeditors. That culture has enabled us to grow and achieve a new Company best. We’ve grown deliberately and organically, investing in our people and our systems to make us more efficient and profitable than ever before in our history. I thank all of our employees for their dedication to making this our best year ever."

“This was also a year of record returns to shareholders,” Mr. Musser continued. “In 2015, we paid out more than $135 million in dividends and repurchased nearly $630 million in stock. Our disciplined business model, combined with the strength of our balance sheet, has given us the flexibility to invest in profitable growth while also returning capital to investors. While our first priority will always be investing for growth in our business, we are dedicated to accomplishing both.”

Expeditors is a global logistics company headquartered in Seattle, Washington. The Company employs trained professionals in 185 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, domestic time-definite transportation services, purchase order management, warehousing and distribution and customized logistics solutions.

________________________
1Diluted earnings attributable to shareholders per share.
2 Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
4th Quarter 2015 Earnings Release, February 23, 2016

Financial Highlights for the Three months and Years ended
December 31, 2015 and 2014 (Unaudited)
(in 000's of US dollars except per share data)

	Three months ended December 31,			Years ended December 31,
	2015	2014	% Change	2015	2014	% Change
Revenues	$1,596,221	$1,768,830	(10)%	$6,616,632	$6,564,721	1%
Net revenues[3]	$536,169	$518,871	3%	$2,187,777	$1,981,427	10%
Operating income[4]	$177,992	$157,871	13%	$721,484	$594,648	21%
Net earnings attributable to shareholders	$114,449	$99,381	15%	$457,223	$376,888	21%
Diluted earnings attributable to shareholders	$0.61	$0.51	20%	$2.40	$1.92	25%
Basic earnings attributable to shareholders	$0.62	$0.52	19%	$2.42	$1.92	26%
Diluted weighted average shares outstanding	186,519	193,307		190,223	196,768
Basic weighted average shares outstanding	185,111	192,709		188,941	196,147
_______________________
3Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
4Includes a $6 million recovery of legal and related fees in the fourth quarter of 2015.

During the three and twelve-month periods ended December 31, 2015, the Company repurchased 4.5 million and 13.1 million shares of common stock at an average price of $47.66 and $47.95 per share, respectively. During the three and twelve-month periods ended December 31, 2014, the Company repurchased 1.7 million and 13.1 million shares of common stock at an average price of $45.13 and $42.05 per share, respectively.

	Employee headcount as of December 31,
	2015	2014
North America	5,655	5,279
Europe	2,685	2,472
North Asia	2,464	2,539
South Asia	1,323	1,285
Middle East, Africa and India	1,417	1,344
Latin America	796	748
Information Systems	741	702
Corporate	316	290
Total	15,397	14,659

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2015
October	6%	(5)%
November	(6)%	(3)%
December	(2)%	1%
Quarter	(1)%	(2)%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on February 26, 2016 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about March 11, 2016.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on uncertainties and challenges with the global economy and global trade, ability to adapt to a rapidly changing environment, availability of ocean and air carrier capacity, favorable spot market buying opportunities, rate volatility, benefits from our strategic plan, and ability to improve efficiency, expand margins and gain market share. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy and fuel prices, political changes, foreign exchange rates, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	December 31, 2015	December 31, 2014
Assets
Current Assets:
Cash and cash equivalents	$807,796	$927,107
Short-term investments	40	40,336
Accounts receivable, net	1,112,260	1,236,042
Deferred Federal and state income taxes	16,861	20,279
Other current assets	56,413	65,486
Total current assets	1,993,370	2,289,250
Property and equipment, net	524,724	538,415
Goodwill	7,927	7,927
Other assets, net	56,417	55,313
	$2,582,438	$2,890,905
Liabilities and Equity
Current Liabilities:
Accounts payable	$645,304	$770,238
Accrued expenses, primarily salaries and related costs	186,571	192,468
Federal, state and foreign income taxes	29,498	21,077
Total current liabilities	861,373	983,783
Deferred Federal and state income taxes	26,389	35,514
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share; issued and outstanding 182,067 shares at December 31, 2015 and 191,656 shares at December 31, 2014	1,821	1,916
Additional paid-in capital	31	1,113
Retained earnings	1,771,379	1,903,196
Accumulated other comprehensive loss	(81,238)	(37,817)
Total shareholders’ equity	1,691,993	1,868,408
Noncontrolling interest	2,683	3,200
Total equity	1,694,676	1,871,608
	$2,582,438	$2,890,905

February 23, 2016	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenues:
Airfreight services	$679,720	$780,011	$2,740,583	$2,780,840
Ocean freight and ocean services	491,539	568,249	2,194,004	2,174,394
Customs brokerage and other services	424,962	420,570	1,682,045	1,609,487
Total revenues	1,596,221	1,768,830	6,616,632	6,564,721
Operating Expenses:
Airfreight services	503,540	600,713	1,987,690	2,103,777
Ocean freight and ocean services	354,106	446,244	1,648,993	1,712,795
Customs brokerage and other services	202,406	203,002	792,172	766,722
Salaries and related costs	282,002	276,072	1,143,511	1,065,329
Rent and occupancy costs	26,364	25,851	102,470	102,810
Depreciation and amortization	11,588	11,752	46,012	49,292
Selling and promotion	11,844	11,421	41,990	38,125
Other	26,379	35,904	132,310	131,223
Total operating expenses	1,418,229	1,610,959	5,895,148	5,970,073
Operating income	177,992	157,871	721,484	594,648

Interest income	2,387	2,519	10,421	10,773
Other, net	4,031	223	4,784	5,468
Other income, net	6,418	2,742	15,205	16,241
Earnings before income taxes	184,410	160,613	736,689	610,889
Income tax expense	69,310	59,873	277,192	231,429
Net earnings	115,100	100,740	459,497	379,460
Less net earnings attributable to the noncontrolling interest	651	1,359	2,274	2,572
Net earnings attributable to shareholders	$114,449	$99,381	$457,223	$376,888
Diluted earnings attributable to shareholders per share	$0.61	$0.51	$2.40	$1.92
Basic earnings attributable to shareholders per share	$0.62	$0.52	$2.42	$1.92
Dividends declared and paid per common share	$0.36	$0.32	$0.72	$0.64
Weighted average diluted shares outstanding	186,519	193,307	190,223	196,768
Weighted average basic shares outstanding	185,111	192,709	188,941	196,147

February 23, 2016	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2015	2014	2015	2014
Operating Activities:
Net earnings	$115,100	$100,740	$459,497	$379,460
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	1,178	818	2,173	763
Deferred income tax expense (benefit)	4,687	(14,576)	17,999	(6,576)
Excess tax benefits from stock plans	(4)	(84)	(1,850)	(1,115)
Stock compensation expense	10,926	10,313	43,415	42,533
Depreciation and amortization	11,588	11,752	46,012	49,292
Other	(139)	(5)	(24)	340
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	43,709	(75,513)	62,619	(206,887)
(Decrease) increase in accounts payable and accrued expenses	(87,475)	39,388	(84,164)	153,424
Increase (decrease) in income taxes payable, net	14,272	14,117	18,382	(12,998)
Decrease (increase) in other current assets	2,072	2,582	653	(3,270)
Net cash from operating activities	115,914	89,532	564,712	394,966
Investing Activities:
Decrease (increase) in short-term investments, net	8,218	(20)	40,294	(14,000)
Purchase of property and equipment	(12,480)	(10,822)	(44,383)	(37,472)
Escrow deposit on land acquisition	—	—	—	(27,101)
Other, net	(855)	(842)	(3,337)	(338)
Net cash from investing activities	(5,117)	(11,684)	(7,426)	(78,911)
Financing Activities:
Proceeds from issuance of common stock	16,263	10,800	130,964	69,269
Repurchases of common stock	(214,516)	(75,621)	(629,991)	(550,781)
Excess tax benefits from stock plans	4	84	1,850	1,115
Dividends paid	(66,892)	(61,827)	(135,673)	(124,634)
Distribution to noncontrolling interest	(1,265)	(418)	(2,122)	(503)
Net cash from financing activities	(266,406)	(126,982)	(634,972)	(605,534)
Effect of exchange rate changes on cash and cash equivalents	(5,278)	(14,239)	(41,625)	(31,066)
Decrease in cash and cash equivalents	(160,887)	(63,373)	(119,311)	(320,545)
Cash and cash equivalents at beginning of period	968,683	990,480	927,107	1,247,652
Cash and cash equivalents at end of period	$807,796	$927,107	$807,796	$927,107
Taxes paid:
Income taxes	$49,343	$59,081	$239,367	$254,439

February 23, 2016	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended December 31, 2015:
Revenues from unaffiliated customers	$428,461	55,933	21,153	613,957	153,374	242,454	80,889	—	1,596,221
Transfers between geographic areas	29,555	3,392	3,987	5,392	6,341	11,309	5,684	(65,660)	—
Total revenues	$458,016	59,325	25,140	619,349	159,715	253,763	86,573	(65,660)	1,596,221
Net revenues	$224,912	30,414	13,858	115,851	43,996	78,556	28,582	—	536,169
Operating income	$52,140	13,413	3,852	58,511	21,049	20,178	8,849	—	177,992
Identifiable assets	$1,202,532	111,549	48,678	446,914	127,014	421,590	221,835	2,326	2,582,438
Capital expenditures	$6,575	1,313	348	727	784	1,930	803	—	12,480
Depreciation and amortization	$7,361	366	257	1,311	501	1,389	403	—	11,588
Equity	$986,330	70,932	33,161	253,097	99,220	154,174	130,105	(32,343)	1,694,676
Three months ended December 31, 2014:
Revenues from unaffiliated customers	$438,744	56,599	23,464	713,273	189,037	267,923	79,790	—	1,768,830
Transfers between geographic areas	29,762	3,062	4,669	5,850	6,507	10,610	5,016	(65,476)	—
Total revenues	$468,506	59,661	28,133	719,123	195,544	278,533	84,806	(65,476)	1,768,830
Net revenues	$215,603	29,614	16,219	110,293	42,122	79,012	26,008	—	518,871
Operating income	$40,516	13,320	5,430	52,968	16,225	20,586	8,826	—	157,871
Identifiable assets	$1,408,598	111,324	53,815	513,649	141,499	447,349	208,684	5,987	2,890,905
Capital expenditures	$6,964	392	733	264	897	1,130	442	—	10,822
Depreciation and amortization	$7,453	291	246	1,467	556	1,314	425	—	11,752
Equity	$1,165,488	54,338	34,386	262,295	99,234	169,117	121,520	(34,770)	1,871,608

February 23, 2016	Expeditors International of Washington, Inc.	Page 6 of 8

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Twelve months ended December 31, 2015:
Revenues from unaffiliated customers	$1,763,361	226,284	94,229	2,557,398	677,628	958,827	338,905	—	6,616,632
Transfers between geographic areas	118,884	13,383	19,158	21,722	25,018	42,787	21,322	(262,274)	—
Total revenues	$1,882,245	239,667	113,387	2,579,120	702,646	1,001,614	360,227	(262,274)	6,616,632
Net revenues	$906,780	124,381	65,017	493,235	179,110	308,301	110,953	—	2,187,777
Operating income	$245,257	46,846	19,656	245,854	69,643	65,024	29,204	—	721,484
Identifiable assets	$1,202,532	111,549	48,678	446,914	127,014	421,590	221,835	2,326	2,582,438
Capital expenditures	$26,807	3,915	1,756	2,203	2,383	5,222	2,097	—	44,383
Depreciation and amortization	$29,532	1,331	1,041	5,425	2,110	4,931	1,642	—	46,012
Equity	$986,330	70,932	33,161	253,097	99,220	154,174	130,105	(32,343)	1,694,676
Twelve months ended December 31, 2014:
Revenues from unaffiliated customers	$1,694,819	218,735	89,058	2,576,350	657,189	1,012,389	316,181	—	6,564,721
Transfers between geographic areas	97,028	10,891	20,634	23,020	26,579	39,541	19,654	(237,347)	—
Total revenues	$1,791,847	229,626	109,692	2,599,370	683,768	1,051,930	335,835	(237,347)	6,564,721
Net revenues	$823,111	108,631	65,016	407,410	163,383	313,325	100,551	—	1,981,427
Operating income	$221,166	36,475	19,855	177,496	52,596	62,101	24,959	—	594,648
Identifiable assets	$1,408,598	111,324	53,815	513,649	141,499	447,349	208,684	5,987	2,890,905
Capital expenditures	$19,610	1,439	1,574	5,955	3,118	4,246	1,530	—	37,472
Depreciation and amortization	$31,553	1,170	911	5,938	2,295	5,690	1,735	—	49,292
Equity	$1,165,488	54,338	34,386	262,295	99,234	169,117	121,520	(34,770)	1,871,608

February 23, 2016	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator include the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Twelve months ended
	December 31,		December 31,
(in thousands)	2015	2014	2015	2014
Total revenues	$1,596,221	$1,768,830	$6,616,632	$6,564,721
Expenses:
Airfreight services	503,540	600,713	1,987,690	2,103,777
Ocean freight and ocean services	354,106	446,244	1,648,993	1,712,795
Customs brokerage and other services	202,406	203,002	792,172	766,722
Net revenues	$536,169	$518,871	$2,187,777	$1,981,427

February 23, 2016	Expeditors International of Washington, Inc.	Page 8 of 8